EXHIBIT 10.8

                                Vincent DiSpigno
                                  16 Amboy Lane
                              Lake Grove, NY 11755

                                                                  April 13, 2001

PWR Systems, Inc.
3512 Veterans Memorial Highway
Suite 231
Bohemia, New York 11716

     Re: Promissory Noted, dated January 10, 2001, of PWR Systems, Inc. in favor of Vincent DiSpigno

Ladies and gentlemen:

     The undersigned hereby waives, for the period commencing on the date hereof and ending on December 31, 2001, any payment of the principal and interest due and owing to the undersigned pursuant to the referenced Promissory Note. Interest shall continue to accrue on such Note during the period covered hereby.

                                                Very truly yours,

                                                /S/Vincent DiSpigno

                                                Vincent DiSpigno

ACKNOWLEDGED:
PWR SYSTEMS, INC.

By: /s/ David N. Salav
    -------------------------
    Name:  David N. Salav
    Title: President